UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2014

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18151 Lafayette Avenue, Elkhorn, Nebraska	68022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(402) 333-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2014, FindEx.com, Inc., the registrant (the “Company,” “FIND,” “us,” “we,” “our”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with certain of our affiliated stockholders (the “FIND Principal Stockholders”), ESCT Acquisition Corp., a majority-owned subsidiary of the Company organized specifically for purposes of this transaction (“Merger-Sub”), The Renewable Corporation, a Washington corporation (“TRC”), and EcoSmart Surface and Coating Technologies, Inc., a Florida corporation and a wholly owned subsidiary of TRC (“EcoSmart” or “ESCT”).  Pursuant to the Merger Agreement, we have agreed to enter into a series of transactions including a statutory merger (the “Transactions”) pursuant to which we will issue what will amount to approximately eighty percent (80%) of our common stock in exchange for all of the issued and outstanding capital stock of EcoSmart.  If and when consummated, the Transactions would result in a change of control and fundamental restructuring of the Company, including not only our board of directors and operating officers, but also our business operations and strategic direction, though no determinations have been made to date that are expected to impact our existing FormTool product line sales and operations.

EcoSmart was formed and established in 2012, and is based in Lake Park, Florida. Its business is centered around its development of a line of fifteen state of the art, specialty industrial coatings, certain of which are organic and others of which are inorganic, that have a wide range of uses across each of the industrial, commercial and residential sectors. These specialty coatings feature a certain proprietary technology that allows for a broad array of multi-surface applications.  Beyond the specialty coatings business, EcoSmart has also developed a process, for which a patent is currently pending, that effectively encapsulates harmful VAT asbestos tile, rendering it contained against damage to humans.

The business of EcoSmart is divided into two operating divisions: the coatings division and the surfaces division.

The EcoSmart coatings division formulates, manufactures, and distributes over fifteen specialty coatings and trade secret processes that have a wide range of uses in industrial, commercial, and residential sectors. Its technology and specialized glass coatings are suitable to multiple industries for corrosion protection, self-cleaning, self-sterilization, slip resistance, chemical resistance, anti-graffiti, energy and cosmetic improvement. The coatings, which can be used on most surfaces, effectively transform the properties of the subject surface to one that resembles and reacts with compounds as if it were glass.  EcoSmart coatings are particularly suited for the flooring, automotive, marine, medical, home, and industrial applications and their application offer a significant value in terms of restoration and longevity to a broad array of widely used items.

The EcoSmart surfaces division markets a proprietary flooring system that relies on advancements in applied chemical engineering and digital printing technologies to treat and cover existing floors, providing a cost-effective option for most industrial applications, but most specifically those faced with the challenges of having to work with legacy-laden, chemically contaminated and/or vinyl asbestos tile (VAT) floors.  By eliminating the heavily regulated, dangerous, and extremely costly processes of demolition, removal, and disposal of the contaminated substrates, as well as the cost of replacement flooring, the EcoSmart surfaces division’s patented system is a uniquely effective and feasible option for property owners with flooring contaminated with asbestos, fossil fuel residues, or other potentially hazardous substances.

To date, EcoSmart has generated only nominal revenue, but our management believes that, subject to its ability to obtain required financing on reasonable terms, it is positioned to take advantage of a substantial opportunity for top line revenue growth in 2014 and beyond.

The Merger Agreement

The following is a summary of the Merger Agreement as executed on January 23, 2014, including its principal terms.  The discussion here of the subject merger and the principal terms of the Merger Agreement is subject to, and qualified in its entirety by reference to, the Merger Agreement itself, a copy of which is included as Exhibit 10.39 to this Current Report on Form 8-K, and is incorporated by reference herein.  Readers of this report are urged to read both this discussion of the merger set forth herein as well as the Merger Agreement itself, in each case in their entireties.

The Merger Agreement contains certain detailed information regarding the terms of the merger, which, in general, govern the contractual rights and relationships, and allocate risks, between and among the parties in relation to the merger.  Among other provisions, it contains certain representations and warranties FIND, certain FIND stockholders, Merger Sub, TRC, ESCT made to certain of each other as of specific dates.  These representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligations to complete the merger and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws.  The Merger Agreement also sets out certain procedural mechanics and logistics in relation to how ESCT shares of common stock and other ESCT securities will be converted or exchanged in the merger for FIND securities and how and when the ESCT securityholders will receive new certificates reflecting the FIND securities they will be entitled to as a result of the merger.

Generally

The Merger Agreement provides that ESCT will merge with and into Merger Sub, a wholly-owned subsidiary of FIND newly formed under the laws of the State of Delaware for purposes of effecting the transactions contemplated by the Merger Agreement, and as a result, the entity that is currently ESCT will be merged out of existence but the business that is ESCT will have effectively become a wholly-owned subsidiary of FIND, though in the form of the newly-formed Delaware corporation.

Timing of Closing

The closing of the merger will take place on a date to be specified by the parties to the Merger Agreement which will be no later than 2 business days after satisfaction (or waiver) of certain conditions to the closing set forth in the Merger Agreement, unless another time is agreed to by the parties.  Upon the closing, ESCT, as the surviving corporation, will file an appropriate certificate of merger with the Secretary of State of each of the States of Delaware, Florida and Nevada.  The merger shall become effective at the time the certificate of merger is filed or at a later time as stated in the Certificate of Merger.

Effects of the Merger

As a result of the merger, and as of any closing of the merger:

•	our existing articles of incorporation and bylaws, and the certificate of incorporation and bylaws of Merger-Sub, shall remain unaffected by the merger;

•
in addition to the existing members of our board of directors, Steven Malone and John Kuehne, three new directors, including Joseph Alvarez, Donald Schoenfeld, and one other individual to be agreed-upon by FIND and ESCT, will be added;

•
in addition to the existing members of Merger-Sub’s board of directors, Steven Malone and John Kuehne, three new directors, including Joseph Alvarez, Donald Schoenfeld, and one other individual to be agreed-upon by FIND and ESCT, will be added;

•
Joseph Alvarez, as chief executive officer, and Steven Malone, as president, shall be the incumbent officers of each of FIND and Merger-Sub, in each case pursuant to employment agreements the terms of which are detailed below in this current report on Form 8-K and a form of which is included as an exhibit to the Merger Agreement included as an exhibit hereto;

•	the liabilities and obligations of ESCT shall become the liabilities and obligations of Merger Sub;

•	each share of issued and outstanding FIND common stock and other securities issued and outstanding immediately prior to the closing shall remain unaffected;

•
all issued and outstanding shares of common stock of ESCT shall be converted into a number of shares of FIND common stock such that all ESCT securityholders before the merger will, in the aggregate, own approximately 80% of the common stock of FIND after the merger on a fully-diluted basis, and all other issued and outstanding securities of ESCT convertible into or exchangeable for shares of ESCT common stock before the merger, including debentures, purchase warrants and stock options, shall be converted into equivalent securities of FIND convertible into shares of FIND common stock on a pro-rata basis;

Certain Pre-Closing Matters

The Merger Agreement sets forth the following actions to be taken by or relating to, and certain other related agreements affecting, FIND and/or Merger-Sub pre-closing:

•
obtain the requisite consent of FIND stockholders, including but not limited to those who have agreed in advance pursuant to certain voting agreements with and delivered to ESCT as of January 23, 2014 to vote the shares of FIND voting stock beneficially owned by them in favor of approving the Merger Agreement and the merger, following compliance with Rule 14c-2(B) of the Securities Exchange Act of 1934 (the “Exchange Act”);

•
qualify the issuance of the FIND securities to the ESCT securityholders in accordance with a pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder, including delivery to the ESCT stockholders of a private placement memorandum;

•
holders of shares of FIND common stock entitled to appraisal rights will be given an opportunity to exercise such rights, FIND will become obligated to notify ESCT of any such exercises, and affiliates of FIND shall refrain from taking any actions that would or might encourage any such exercise;

•	FIND shall be required to try to cause the merger to qualify under applicable tax law as a tax-free transaction to the participants;

•	no obligation exists on the part of FIND to obtain a fairness opinion relative to the merger;

•
if FIND is to issue any press release relating to this Agreement, it is required to be a joint press release with TRC and/or ESCT the text of which shall have been agreed to in writing in advance by TRC and/or ESCT, as applicable, and, thereafter, FIND will be prohibited from issuing any press release or otherwise make any public statements with respect to the Merger Agreement, the merger or any of the Transactions without the prior written consent of TRC and/or ESCT, although it may issue such press releases and make such public statements and/or disclosures that it reasonably determines are required by law;

•
FIND must promptly apply for, and take all reasonably necessary actions to obtain or make, as applicable, all legal consents, authorizations and related requirements associated with the merger, as well as keep ESCT and TRC reasonably informed in advance of communications with governmental authorities in relation thereto, and it shall cooperate with and promptly furnish information to TRC and/or ESCT necessary in connection with any comparable requirements imposed upon either of them;

•
FIND must promptly notify TRC and/or ESCT of any fact, event or circumstance known to it (a) that individually or taken together with all other facts, events and circumstances known to it, has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on FIND, (b) that would cause or constitute a breach of any of its representations, warranties, covenants or agreements contained herein, (c) that would cause the failure of any condition precedent to its obligations under the Merger Agreement, (d) regarding any consent of a third party that is or may be required in connection with the merger but has not been previously identified, (e) relating to any notice or other communication from any governmental authority in connection with the merger, or (f) in respect of any material legal proceedings commenced relating to it;

•
FIND must reasonably cooperate with TRC and/or ESCT in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any taxes which become payable in connection with the Transactions; and

•	at least ten (10) days prior to the closing, FIND must prepare, file with the SEC, and mail to its stockholders an Exchange Act Schedule 14F.

The FIND Principal Stockholders have agreed to refrain from taking any action pre-closing, directly or indirectly, that is intended to, would, or that might reasonably be likely to, discourage FIND stockholders from approving the Merger and/or this Agreement as required under the Nevada Corporate Law and the bylaws of FIND, or encourage, or that might otherwise result in, any FIND stock exercising any rights of appraisal in connection with the merger.

The Merger Agreement further sets forth the following actions to be taken by or relating to, and certain other related agreements affecting, ESCT pre-closing:

•
ESCT shall cause a ‘clean’ report to be issued and delivered by an independent auditing firm in connection with a complete set of ESCT audited financial statements as required of FIND’s SEC disclosure obligations as a result of the Merger, and immediately make available such audited financial statements to FIND and reasonably cooperate with FIND in connection with the preparation of any pro forma financial statements required to be included in any such SEC reports;

•
holders of shares of ESCT common stock entitled to appraisal rights will be given an opportunity to exercise such rights, ESCT will become obligated to notify FIND of any such exercises, and affiliates of ESCT shall refrain from taking any actions that would or might encourage any such exercise;

•	ESCT shall be required to try to cause the merger to qualify under applicable tax law as a tax-free transaction to the participants;

•	no obligation exists on the part of ESCT to obtain a fairness opinion relative to the merger;

•
if ESCT is to issue any press release relating to this Agreement, it is required to be a joint press release with FIND the text of which shall have been agreed to in writing in advance by FIND and ESCT, and, thereafter, ESCT will be prohibited from issuing any press release or otherwise make any public statements with respect to the Merger Agreement, the merger or any of the Transactions without the prior written consent of FIND, although it may issue such press releases and make such public statements and/or disclosures that it reasonably determines are required by law;

•
it must promptly apply for, and take all reasonably necessary actions to obtain or make, as applicable, all legal consents, authorizations and related requirements associated with the merger, as well as keep FIND reasonably informed in advance of communications with governmental authorities in relation thereto, and it shall cooperate with and promptly furnish information to FIND necessary in connection with any comparable requirements imposed upon either of them;

•
it must promptly notify FIND of any fact, event or circumstance known to it (a) that individually or taken together with all other facts, events and circumstances known to it, has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on ESCT, (b) that would cause or constitute a breach of any of its representations, warranties, covenants or agreements contained herein, (c) that would cause the failure of any condition precedent to its obligations under the Merger Agreement, (d) regarding any consent of a third party that is or may be required in connection with the merger but has not been previously identified, (e) relating to any notice or other communication from any governmental authority in connection with the merger, or (f) in respect of any material legal proceedings commenced relating to it;

•
it must reasonably cooperate with FIND in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any taxes which become payable in connection with the Transactions; and

TRC and ESCT have agreed with FIND to assist and cooperate as reasonably necessary to provide FIND with all information required to prepare and file a 14C information statement in connection with satisfying FIND’s obligations under the Exchange Act relative to obtaining FIND stockholder authorization for the merger.  Find has agreed to inform ESCT of certain developments in relation to the 14C information statement SEC clearing process, to involve ESCT in relation to certain aspects of it, to obtain ESCT’s written confirmation as to the accuracy of the information relating to ESCT contained in the 14C information statement, including any amendments thereof.

Name Change / Delaware Reincorporation; Trading Symbol Change; Reverse Stock-Split

Though not conditions of closing, in order to achieve as soon as practicable the combined objectives, agreed by each of the parties to be in their respective and combined best interests, of (i) changing the name of FIND to “EcoSmart Technologies, Inc.” or, in the alternative, effecting a reincorporation (change of domicile) of FIND from Nevada to Delaware through a parent-subsidiary merger of FIND and Merger-Sub in which Merger-Sub is the surviving corporation, together with a related changing of the name of Merger-Sub to “EcoSmart Technologies, Inc.”, (ii) changing the trading symbol currently representing the FIND Common Stock from “FIND” to another, agreed-upon symbol, and (iii) effecting a reverse split of the FIND Common Stock, any and all steps necessary or advisable in the reasonable determination of FIND shall be taken to initiate and pursue such objectives, as and to the extent it deems necessary or advisable in its exclusive discretion, including without limitation any required corporate authorizations, state or regulatory filings and/or other regulatory compliance.

Certain Merger-Related Administration

The Merger Agreement contains a section detailing the mechanics and procedures associated with the exchange of ESCT shares by ESCT stockholders for shares of FIND common stock, as well as certain agreements relating to the rights and obligations of ESCT stockholders and FIND, respectively, in relation thereto.

Representations and Warranties

TRC

The Merger Agreement contains representations and warranties of TRC relating to:

•	Its authority relative to the Merger Agreement and related agreements, as well as the enforceability of the Merger Agreement;

•	Its title to certain ESCT securities;

•	It being unaware of any conflicts in respect of the Merger Agreement and related agreements;

•	It being unaware of any governmental approvals or filings relating to the merger that are not otherwise identified in the Merger Agreement; and

•	It being unaware of any legal proceedings in which he is involved that would effect the merger.

TRC and ESCT

Inclusive of corresponding disclosure schedules, the Merger Agreement also contains representations and warranties of TRC and ESCT relating to:

•	ESCT’s, and its subsidiaries, corporate organization and qualification;

•	ESCT’s articles of incorporation and lack of bylaws;

•	ESCT’s books and records;

•	ESCT’s capitalization;

•	ESCT’s corporate and related authority relative to the Merger Agreement and related agreements;

•
There being no conflicts in respect of the Merger Agreement and related agreements, and there being no governmental approvals or filings relating to the merger, that are not otherwise specifically set forth in the Merger Agreement;

•	The requirement and status of permits and related authority to conduct ESCT’s business and operations;

•	ESCT’s financial statements, including a covenant to supplement them within 30 days so as to be complete;

•	ESCT’s notes and accounts receivable;

•	Undisclosed ESCT liabilities;

•	ESCT’s taxes;

•	ESCT’s title to personal property;

•	The condition of ESCT’s tangible fixed assets;

•	ESCT’s inventory;

•	ESCT’s product warranties;

•	ESCT’s product liability;

•	ESCT’s real property;

•	ESCT’s intellectual property;

•	ESCT’s material contracts;

•	Actual or threatened litigation against ESCT;

•	ESCT’s employee benefit plans;

•	ESCT’s labor and employment related matters;

•	ESCT’s environmental compliance and potentially related liabilities;

•	ESCT transactions with ESCT officers, directors and significant shareholders;

•	ESCT’s insurance coverage and related matters;

•	The absence of any changes in circumstances since the date of the ESCT financial statements included in the Merger Agreement;

•	ESCT’s solvency;

•	Brokers or finders ESCT has contracted with in relation to the merger and to whom compensation is or may be due;

•	ESCT not having made any illegal payments to third parties;

•	The non-applicability in relation to the merger of “anti-takeover” statutes;

•	Compliance with securities laws by ESCT in relation to prior offerings;

•	The presence of any “change-in-control” provisions in ESCT’s agreements;

•	Outstanding ESCT powers of attorney; and

•	The factual accuracy of the information furnished and to be furnished by ESCT to FIND.

FIND Principal Stockholders

The Merger Agreement contains representations and warranties of the FIND Principal Stockholders relating to:

•	Their authority, respectively, relative to the Merger Agreement and related agreements, and the enforceability of the Merger Agreement and related agreements;

•	Their title, respectively, to certain FIND securities;

•	There being no conflicts in respect of the Merger Agreement and related Agreements;

•	Their each being unaware of any governmental approvals or filings relating to the merger that are not otherwise identified in the Merger Agreement; and

•	Their each being unaware of any legal proceedings in which they are involved that would potentially effect the merger.

FIND

Inclusive of the corresponding disclosure schedules, the Merger Agreement also contains representations and warranties of FIND relating to:

•	FIND’s, and its subsidiaries, corporate organization and qualification;

•	FIND’s and Merger-Sub’s articles of incorporation and bylaws;

•	FIND’s and Merger-Sub’s books and records;

•	FIND’s and Merger-Sub’s capitalization;

•	FIND’s and Merger-Sub’s corporate and related authority relative to the Merger Agreement and related agreements;

•
There being no conflicts in respect of the Merger Agreement and related agreements, and there being no governmental approvals or filings relating to the merger, that are not otherwise specifically set forth in the Merger Agreement;

•	The requirement and status of permits and related authority to conduct FIND’s and Merger-Sub’s business and operations;

•	FIND’s SEC Reports and financial statements;

•	FIND’s notes and accounts receivable;

•	Undisclosed FIND liabilities;

•	FIND’s taxes;

•	FIND’s title to personal property;

•	The condition of FIND’s tangible fixed assets;

•	FIND’s inventory;

•	FIND’s product warranties;

•	FIND’s product liability;

•	FIND’s real property;

•	FIND’s intellectual property;

•	FIND’s material contracts;

•	Actual or threatened litigation against FIND;

•	FIND’s employee benefit plans;

•	FIND’s labor and employment related matters;

•	FIND’s environmental compliance and potentially related liabilities;

•	FIND transactions with FIND officers, directors and significant shareholders;

•	FIND’s insurance coverage and related matters;

•	The absence of any changes in circumstances since the date of the FIND financial statements included in the Merger Agreement;

•	FIND’s solvency;

•	Brokers or finders FIND has contracted with in relation to the merger and to whom compensation is or may be due;

•	FIND not having made any illegal payments to third parties;

•	The non-applicability in relation to the merger of “anti-takeover” statutes;

•	Compliance with securities laws by FIND in relation to prior offerings;

•	The presence of any “change-in-control” provisions in FIND’s agreements;

•	Outstanding FIND powers of attorney; and

•	The factual accuracy of the information furnished and to be furnished by FIND to ESCT.

Certain Covenants Relating to Conduct Pending the Merger

ESCT

ESCT covenants generally that, between the date of the Merger Agreement and the closing of the merger, and unless FIND otherwise agrees in writing:

•	Its and its subsidiaries business will be conducted only in the ordinary course of business;

•
It will use all reasonable efforts to preserve substantially intact its business organization, to keep available the services of its current officers, employees and consultants and those of its subsidiaries, and to preserve the current relationships it and such subsidiaries have with customers, suppliers and other persons with which they have significant business relations;

•	It will comply with all applicable laws;

•	It will prepare and timely file all foreign, federal, state and local tax returns, and make timely payment of all applicable taxes when due;

•	It will use reasonable efforts to obtain, prior to the closing, any consents required in connection with the merger;

•	It will take all actions to be in substantial compliance with any permits required for its business or operations;

•	It will make full and timely payment of all amounts required to be contributed under the terms of each employee benefit plan or required to be paid as expenses under any such plan; and

•	It will not, and will not permit any subsidiary to:

•	amend or otherwise change its articles of incorporation or bylaws;

•	make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities, except for those in certain very limited, specific circumstances;

•	sell or dispose of any of its or any of its subsidiaries’ assets, except for sales in the ordinary course of business and in a manner consistent with past practice;

•	declare, set aside, make or pay any dividend or other distribution;

•	reclassify, combine, split, divide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

•
(i) acquire (by merger, consolidation, or acquisition of stock or assets, or otherwise) any interest in any entity or any division thereof or any assets, other than the acquisition of assets in the ordinary course of business consistent with past practice; (ii) merge with any entity (other than Merger Sub), (iii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any third party, or make any loans or advances; (iv) enter into any agreement material to its business, results of operations or financial condition other than in the ordinary course of business, consistent with past practice; (v) authorize any capital expenditure, other than as specifically set forth in disclosure schedule; or (vi) enter into or amend any agreement with respect to any of the foregoing;

•
(i) increase the compensation payable or to become payable to any director, officer or other employee, or grant any bonus, to, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee or enter into or amend any collective bargaining agreement, or (ii) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation or other plan, trust or fund for the benefit of any director, officer or class of employees;

•	settle or compromise any pending or threatened litigation which is material or which relates to the merger;

•	grant or convey to any third party any rights in any intellectual property;

•	make any tax election, change its method of tax accounting or settle any claim relating to taxes;

•
make any change in any of its or its subsidiaries accounting methods or in the manner of keeping each of their respective books and records or any change in any of their respective current practices with respect to inventory, sales, receivables, payables or accrued expenses;

•	file or cause to be filed any registration statements under the Securities Act of 1933 or Securities Exchange Act of 1934 relating to any of its capital stock or other securities;

•
take any action or omit to do any act within its reasonable control which action or omission is reasonably likely to result in any of the conditions to the merger not being satisfied, except as may be required by applicable law;

•	take or omit to take any action that would result in any of its representations and warranties being rendered untrue in any material respect; or

•	agree to do any of the foregoing.

FIND

FIND covenants generally that, between the date of the Merger Agreement and the closing of the merger, and unless ESCT shall otherwise agree in writing:

•	Its and its subsidiaries (including Merger-Sub’s) business will be conducted only in the ordinary course of business;

•
It will use all reasonable efforts to preserve substantially intact its business organization, to keep available the services of its current officers, employees and consultants and those of its subsidiaries, and to preserve the current relationships it and such subsidiaries have with customers, suppliers and other persons with which they have significant business relations;

•	It will comply with all applicable laws;

•	It will prepare and timely file all foreign, federal, state and local tax returns, and make timely payment of all applicable taxes when due;

•	It will use reasonable efforts to obtain, prior to the closing, any consents required in connection with the merger;

•	It will take all actions to be in substantial compliance with any permits required for its business or operations;

•	It will make full and timely payment of all amounts required to be contributed under the terms of each employee benefit plan or required to be paid as expenses under any such plan; and

•	It will not, and will not permit any subsidiary to:

•	amend or otherwise change its articles of incorporation or bylaws;

•	make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities, except for those in certain very limited, specific circumstances;

•	sell or dispose of any of its or any of its subsidiaries’ assets, except for sales in the ordinary course of business and in a manner consistent with past practice;

•	declare, set aside, make or pay any dividend or other distribution;

•	reclassify, combine, split, divide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

•
(i) acquire (by merger, consolidation, or acquisition of stock or assets, or otherwise) any interest in any entity or any division thereof or any assets, other than the acquisition of assets in the ordinary course of business consistent with past practice; (ii) merge with any entity (other than Merger Sub), (iii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any third party, or make any loans or advances; (iv) enter into any agreement material to its business, results of operations or financial condition other than in the ordinary course of business, consistent with past practice; (v) authorize any capital expenditure, other than as specifically set forth in disclosure schedule; or (vi) enter into or amend any agreement with respect to any of the foregoing;

•
(i) increase the compensation payable or to become payable to any director, officer or other employee, or grant any bonus, to, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director, officer or other employee or enter into or amend any collective bargaining agreement, or (ii) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation or other plan, trust or fund for the benefit of any director, officer or class of employees;

•	settle or compromise any pending or threatened litigation which is material or which relates to the merger;

•	grant or convey to any third party any rights in any intellectual property;

•	make any tax election, change its method of tax accounting or settle any claim relating to taxes;

•
make any change in any of its or its subsidiaries accounting methods or in the manner of keeping each of their respective books and records or any change in any of their respective current practices with respect to inventory, sales, receivables, payables or accrued expenses;

•	file or cause to be filed any registration statements under the Securities Act of 1933 or Securities Exchange Act of 1934 relating to any of its capital stock or other securities;

•
take any action or omit to do any act within its reasonable control which action or omission is reasonably likely to result in any of the conditions to the merger not being satisfied, except as may be required by applicable law;

•	take or omit to take any action that would result in any of its representations and warranties being rendered untrue in any material respect; or

•	agree to do any of the foregoing.

Conditions to the Merger

Joint  Conditions

The obligations of the parties to consummate the merger are subject to the satisfaction on or before the closing of the merger of the following conditions, among others:

•
all authorizations and orders of, declarations and filings with, and notices to any governmental authority required to permit the consummation of the merger shall have been obtained or made and shall be in full force and effect; and

•
no temporary restraining order, preliminary or permanent injunction or other order prohibiting the consummation of the merger shall be in effect, and no law shall have been enacted or shall be deemed applicable to the merger which makes the consummation of the merger unlawful.

FIND and Merger-Sub Conditions

Among other customary conditions, the obligations of FIND and Merger-Sub to consummate the merger are subject to satisfaction (or waiver by FIND in its sole discretion) on or prior to the closing of the following conditions:

•
ESCT shall have delivered to FIND a supplement to the financial statements previously furnished to FIND so as to render them complete for purposes of satisfying FIND’s reporting obligations under the Exchange Act, and such financial statements, when combined with those previously furnished to FIND, shall have by then been audited by a PCAOB registered auditing firm that shall have delivered a ‘clean’ audit opinion in relation thereto;

•	FIND shall have effected an increase in the total number of shares of FIND common stock authorized pursuant to its corporate charter;

•	ESCT shall have delivered to FIND a complete list of ESCT stockholders;

•	FIND and Merger-Sub shall have delivered to Steven Malone an employment agreement in the form annexed as an exhibit to Merger Agreement, duly executed by each of FIND and Merger-Sub; and

•	In general, each of the representations and warranties of ESCT and TRC set forth in the Merger Agreement shall be true and correct at and as of the closing.

                      ESCT Conditions

Among other customary conditions, the obligation of ESCT to consummate the merger is subject to satisfaction (or waiver by ESCT in its sole discretion) on or prior to the closing date of the following conditions:

•
ESCT shall have received resignations of each individual serving as an officer of FIND immediately prior to the closing from his/her position(s) as an officer of FIND, effective, in each case, as of the closing;

•	FIND and Merger-Sub shall have delivered to Joseph Alvarez an employment agreement in the form annexed as an exhibit to Merger Agreement, duly executed by each of FIND and Merger-Sub; and

•	In general, each of the representations and warranties of FIND, the FIND Principal Stockholders, and Merger-Sub set forth in the Merger Agreement shall be true and correct at and as of the closing.

Termination, Amendment and Waiver

Termination

The Merger Agreement may be terminated and the merger and the related transactions may be abandoned at any time prior to the effective time of the merger, even though requisite approval has been obtained, as follows:

•	by mutual written consent of the boards of directors of each of FIND, Merger-Sub and ESCT;

•	by FIND:

•	to the extent that the closing of the merger shall not have occurred on or before December 31, 2014; or

•	with certain exceptions, upon a material breach of any representation, warranty, covenant or agreement on the part of ESCT set forth in the Merger Agreement;

•	by ESCT:

•	to the extent that the closing of the merger shall not have occurred on or before December 31, 2014; or

•	with certain exceptions, upon a material breach of any representation, warranty, covenant or agreement on the part of FIND set forth in the Merger Agreement.

Amendment

The Merger Agreement may be amended by ESCT, FIND and Merger Sub by action taken by or on behalf of their respective boards of directors at any time prior to closing so long as any such amendment is in writing signed by each of them.

Waiver

At any time prior to the effective time of the merger, any party to the Merger Agreement may:

•	extend the time for the performance of any obligation or other act of any other party hereto, or

•	waive any inaccuracy in the representations and warranties contained in the Merger Agreement or in any document associated with the merger, and

•	waive compliance with any agreement or condition contained in the Merger Agreement.

General Provisions

Survival of Claims; Indemnification

Any claims for breaches of any of the representations, warranties, covenants and/or other agreements under the Merger Agreement shall survive until the earlier to occur of one (1) year from the closing or December 31, 2014. Irrespective of any termination, any breaching parties shall, as applicable, and jointly and severally, indemnify, defend and hold harmless any non-breaching parties for and against all damages and liabilities or amounts that are incurred or paid in settlement of or in connection with any claim or proceeding arising out of any such breach or other breaches under the Merger Agreement, whether asserted or claimed prior to, or at or after, the closing, and whether or not the closing ever occurs.

Governing Law and Jurisdiction

The Merger Agreement is to be governed by, interpreted and enforced in accordance with Delaware law, and the courts within the state of Delaware, whether state or federal, shall have jurisdiction over any disputes arising under it.

Fees and Expenses

All fees and expenses incurred in connection with the merger and the related  transactions, and the Merger Agreement shall be paid by the party incurring such fees or expenses, whether or not the merger is consummated.

The foregoing description of the contents of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement itself, a copy of which is included as Exhibit 10.39 to this Current Report on Form 8-K.

Forms of Employment Agreements

Among other conditions of closing of the Merger Agreement, FIND and Merger-Sub are required to deliver to each of Joseph Alvarez and Steven Malone executed employment agreements in the forms annexed as exhibits to the merger Agreement.

The forms of employment agreements for each of Messrs. Alvarez and Malone are substantively identical.  Among other terms and provisions, they state that Messrs. Alvarez and Malone will each be employed by FIND and Merger-Sub jointly with specific executive-level responsibilities for a term of 3 years, unless the term is either extended or the agreement is terminated at some time prior to the duration of the term by either party, either for cause, without cause, due to disability or death, or voluntarily.  During the term, and in addition to certain benefits, expense coverage and severance compensation, each of such executives will be entitled to a base annual salary of not less than $150,000, as well as an annual cash bonus equal to 1% of FIND free cash flow, as specifically defined.

The foregoing description of the contents of the forms of employment agreements does not purport to be complete and is qualified in its entirety by the forms of employment agreement included as exhibits to the Merger Agreement itself, a copy of which is included as Exhibit 10.39 to this Current Report on Form 8-K.

The Voting Agreement

Contemporaneously with the execution of the Merger Agreement, each of the FIND Principal Stockholders has delivered to ESCT a separate, executed voting agreement to vote all FIND shares beneficially owned by them, respectively, being 55,574,228 shares representing 54% of the votes of FIND’s voting stock as of January 23, 2014, in favor of approving the merger and the Merger Agreement.

The foregoing description of the contents of the Voting Agreement does not purport to be complete and is qualified in its entirety by the Voting Agreement itself, a copy of which is included As Exhibit 10.40 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits

Exhibit No.	Description
10.39
Agreement and Plan of Merger among FindEx.com, Inc., certain of its affiliated stockholders, ESCT Acquisition Corp., The Renewable Corporation,  and EcoSmart Surface and Coating Technologies, Inc.  dated January 23, 2014, exclusive of schedules and exhibits other than  exhibit forms of Employment Agreements to be entered into between Findex.com, Inc. and each of Joseph Alvarez and Steven Malone.

10.40	Voting Agreement between EcoSmart Surface and Coating Technologies, Inc. and each of three individual stockholders of Findex.com, Inc. dated January 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINDEX.COM, INC.

Dated: January 29, 2014	By:	/s/ Steven Malone
Steven Malone
President and Chief Executive Officer